UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07418

Legg Mason Global Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

Batterymarch

Emerging

Markets

Trust

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Emerging Markets Trust

Fund objective

The Fund seeks long-term capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch Emerging Markets Trust for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

January 27, 2012

Legg Mason Batterymarch Emerging Markets Trust	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

Disappointing economic news was not limited to the U.S. In January 2012 (after the reporting period ended), the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a

IV	Legg Mason Batterymarch Emerging Markets Trust

Investment commentary (cont’d)

historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. We, at Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, under normal circumstances, will invest substantially all of the Fund’s net assets in equity securities and convertible securities of emerging market issuers. The Fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all of these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

Batterymarch’s emerging markets investment strategy represents a unique synthesis of quantitative and fundamental investment disciplines. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost efficient trading. Using a proprietary stock selection model, we objectively rank on a daily basis the relative attractiveness of liquid stocks across dimensions traditionally followed by fundamental investors. In cases where additional pertinent information is available, we apply fundamental opinions that are combined with the quantitative rankings to identify for purchase stocks with strong growth prospects and reasonable valuations. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade the portfolio. For markets where sufficient reliable data is not yet available, we rely on traditional fundamental research to identify stocks for purchase.

The Fund may invest in debt securities to a limited extent.

Q. What were the overall market conditions during the Fund’s reporting period?

A. We entered 2011 confident in the global economy and particularly in the resilience of domestically-driven emerging markets demand. While domestic demand in the emerging markets remained relatively strong, for the next several months investors rewarded global developed markets growth due to inflation fears and further monetary policy tightening in the emerging markets. During this period, our underweight exposures to the larger more globally-oriented names hurt performance.

In August and September 2011, as the European debt crisis intensified, investors rotated out of traditional “risk assets” to perceived safe havens in reaction to headline news rather than underlying fundamentals. During this very volatile period, emerging markets equities plunged, displaying their high historical betai tendencies despite discounted valuations and their relative economic strength and resilience. Over this period, our stock selection was weakest in those sectors such as Materials and Banks that were most leveraged to the global macro environment.

Emerging markets equities recovered strongly in October, but volatility continued and equity returns were weak for the remainder of the fourth quarter. Returns were widely divergent across countries, and leadership was mixed among defensive and cyclical sectors. Investors remained focused on macro issues including fears of a hard landing in China, weak global growth and, chiefly, Europe’s sovereign debt problems, though fears of a U.S. recession subsided. At the end of November, six developed markets’ central banks unveiled coordinated actions to ease strains in the global financial system, and China indicated it was easing monetary policy, cutting the amount of deposits its banks are required to hold in reserve. In

2	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Fund overview (cont’d)

December, China announced that growth in industrial activity had slowed and that consumer inflation had moderated in November, particularly for food (an important component of that index) due to better-than-expected harvests, giving the central bank even more room for monetary easing.

For 2011, most industry groups had double-digit declines, and Industrials, Materials, Financials and Health Care were all down over 20%. Only Consumer Staples had a modest gain.

During the first half of the year, fears of inflation led many emerging markets governments to implement monetary tightening measures that led to strengthened currencies. Those cycles are now mostly over in an atmosphere of reduced expectations for both inflation and global growth.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe in the value of a broadly diversified, rules-based, risk-managed process regardless of the market environment. That said, in response to our analysis of macro and risk exposures, we made several adjustments to our stock selection model in October to balance results from a risk, value and dimensional standpoint.

Performance review

For the twelve months ended December 31, 2011, Class C shares of Legg Mason Batterymarch Emerging Markets Trust, excluding sales charges, returned -23.15%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Indexii, returned -18.42% for the same period. The Lipper Emerging Markets Funds Category Average1 returned -20.33% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Batterymarch Emerging Markets Trust:
Class A	-22.01%	-22.56%
Class C	-22.34%	-23.15%
Class FI	-22.02%	-22.56%
Class R	-22.17%	N/A
Class I	-21.95%	-22.37%
Class IS	-21.91%	-22.36%
MSCI Emerging Markets Index	-19.13%	-18.42%
Lipper Emerging Markets Funds Category Average[1]	-19.88%	-20.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 492 funds for the six-month period and among the 430 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	3

lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class R shares as this share class commenced operations on May 18, 2011.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.64%, 2.36%, 1.58%, 1.93%, 1.28% and 1.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of exchange traded funds), interest, dividend expense on short sales, taxes, and extraordinary expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares and 1.25% for Class IS shares. Class I shares’ operating expenses, other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions (except for brokerage commissions paid on purchase and sales of shares of exchange traded funds) will be waived and/or reimbursed at an annual rate of 0.06%, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce the class’ annualized expenses to 1.25% of average daily net assets. In addition, total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

With respect to Class A, Class C, Class FI, Class R and Class IS shares, the manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Stock selection contributed to relative performance in India and South Korea for the period, led by a non-benchmark name in India, Ybrant Digital. Ybrandt is a digital marketing firm that merged with software developer LGS Global Ltd. in October, marking its seventh acquisition in five years, and returned over 200% for the period. Kia Motors Corporation in South Korea and Tim Participacoes SA in Brazil were also strong contributors. Both were overweights and had double-digit returns.

From a country allocation perspective, an underweight to India and an overweight to Russia also contributed to relative performance.

Q. What were the leading detractors from performance?

A. Stock selection detracted from relative performance overall. Stock selection in Russia and China was particularly difficult. At the security level, the primary detractor was Hon Hai Precision in Taiwan which was overweight. A non-benchmark name, OSX Brasil SA in Brazil, and an underweight to Hynix Semiconductor Inc. in South Korea were also major detractors from relative performance.

An underweight to Malaysia, which was one of the few countries with a modestly positive absolute return in the benchmark, and an overweight to Turkey, which was one of the laggards, also detracted from performance.

Thank you for your investment in Legg Mason Batterymarch Emerging Markets Trust. As always, we appreciate that you

4	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Fund overview (cont’d)

have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 17, 2012

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Samsung Electronics Co., Ltd. (4.1%), China Mobile (Hong Kong) Ltd. (2.1%), Vale SA, ADR (2.1%), Petroleo Brasileiro SA, ADR (2.1%), Industrial & Commercial Bank of China Ltd., Class H Shares (2.0%), Itau Unibanco Banco Multiple SA, ADR (1.8%), MTN Group Ltd. (1.7%), Petroleo Brasileiro SA, ADR (1.6%), Kia Motors Corp. (1.5%) and Gazprom OAO, ADR (1.5%). Please refer to pages 11 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Financials (23.0%), Energy (15.1%), Materials (13.3%), Consumer Discretionary (12.1%) and Telecommunication Services (10.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

ii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-22.01%	$1,000.00	$779.90	1.49%	$6.68	Class A	5.00%	$1,000.00	$1,017.69	1.49%	$7.58
Class C	-22.34	1,000.00	776.60	2.25	10.08	Class C	5.00	1,000.00	1,013.86	2.25	11.42
Class FI	-22.02	1,000.00	779.80	1.50	6.73	Class FI	5.00	1,000.00	1,017.64	1.50	7.63
Class R	-22.17	1,000.00	778.30	1.75	7.84	Class R	5.00	1,000.00	1,016.38	1.75	8.89
Class I	-21.95	1,000.00	780.50	1.28	5.74	Class I	5.00	1,000.00	1,018.75	1.28	6.51
Class IS	-21.91	1,000.00	780.90	1.24	5.57	Class IS	5.00	1,000.00	1,018.95	1.24	6.31

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/11	-22.56%	-23.15%	-22.56%	N/A	-22.37%	-22.36%
Five Years Ended 12/31/11	N/A	-0.53	N/A	N/A	0.47	N/A
Ten Years Ended 12/31/11	N/A	12.19	N/A	N/A	N/A	N/A
Inception* through 12/31/11	21.07	7.74	-3.58	-21.77%	9.70	-3.57

With sales charges[2]	Class A	Class C	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/11	-27.01%	-23.92%	-22.56%	N/A	-22.37%	-22.36%
Five Years Ended 12/31/11	N/A	-0.53	N/A	N/A	0.47	N/A
Ten Years Ended 12/31/11	N/A	12.19	N/A	N/A	N/A	N/A
Inception* through 12/31/11	18.63	7.74	-3.58	-21.77%	9.70	-3.57

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/11)	74.41%
Class C (12/31/01 through 12/31/11)	215.92
Class FI (Inception date of 6/29/07 through 12/31/11)	-15.17
Class R (Inception date of 5/18/11 through 12/31/11)	-21.77
Class I (Inception date of 6/23/05 through 12/31/11)	82.98
Class IS (Inception date of 8/29/08 through 12/31/11)	-11.43

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, May 28, 1996, June 29, 2007, May 18, 2011, June 23, 2005 and August 29, 2008, respectively.

8	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — February 3, 2009 - December 2011

Value of $10,000 invested in

Class C Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — December 2001 - December 2011

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — June 29, 2007 - December 2011

Value of $1,000,000 invested in

Class R Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — May 18, 2011 - December 2011

10	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — June 23, 2005 - December 2011

Value of $1,000,000 invested in

Class IS Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — August 29, 2008 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI, R, I and IS shares of Legg Mason Batterymarch Emerging Markets Trust on February 3, 2009 (commencement of operations), December 31, 2001, June 29, 2007 (commencement of operations), May 18, 2011 (commencement of operations) June 23, 2005 (commencement of operations) and August 29, 2008 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	11

Schedule of investments

December 31, 2011

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Common Stocks — 92.5%
Consumer Discretionary — 11.7%
Auto Components — 1.0%
Halla Climate Control Corp.	34,910	$661,627	*(a)
Hwa Shin Co., Ltd.	58,700	640,779	*(a)
Hyundai Mobis	20,000	5,077,084	*(a)
Total Auto Components		6,379,490
Automobiles — 5.6%
Bajaj Auto Ltd.	51,763	1,549,820
Dongfeng Motor Corp., Class H Shares	1,380,000	2,380,965
Great Wall Motor Co., Ltd., Class H	1,611,000	2,352,218
Hero Honda Motors Ltd.	86,300	3,095,782
Hyundai Motor Co.	42,040	7,784,572	*(a)
Kia Motors Corp.	166,100	9,629,808	*(a)
Mahindra and Mahindra Ltd.	184,173	2,358,302
PT Astra International Tbk	783,000	6,390,074
Total Automobiles		35,541,541
Distributors — 0.6%
Imperial Holdings Ltd.	238,253	3,644,975
Hotels, Restaurants & Leisure — 0.6%
Genting Berhad	1,195,900	4,149,811
Household Durables — 0.6%
Corporacion GEO SA de CV, Series B Shares	761,200	939,861	*
Desarrolladora Homex SA de CV, ADR	28,600	482,482	*
Even Construtora e Incorporadora SA	318,000	1,053,607
EZ Tec Empreendimentos e Participacoes SA	39,800	336,921
Metalfrio Solutions SA	247,900	730,974	(b)
Total Household Durables		3,543,845
Media — 0.9%
Ybrant Digital Co.	405,327	5,657,023	(a)(b)
Multiline Retail — 1.2%
Clicks Group Ltd.	576,400	3,300,936
El Puerto de Liverpool SA de CV, Class C1 Shares	139,000	1,011,021
Hyundai Department Store Co., Ltd.	8,923	1,263,973	*(a)
Woolworths Holdings Ltd.	402,300	1,943,587
Total Multiline Retail		7,519,517
Specialty Retail — 0.9%
Foschini Ltd.	105,800	1,376,014
Mr. Price Group Ltd.	294,400	2,910,248

See Notes to Financial Statements.

12	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Specialty Retail — continued
Truworths International Ltd.	142,500	$1,303,631
Total Specialty Retail		5,589,893
Textiles, Apparel & Luxury Goods — 0.3%
Cia. Hering	27,100	471,607
LG Fashion Corp.	34,400	1,206,313	*(a)
Total Textiles, Apparel & Luxury Goods		1,677,920
Total Consumer Discretionary		73,704,015
Consumer Staples — 5.6%
Beverages — 1.2%
Compania Cervecerias Unidas SA, ADR	21,500	1,356,650
Distilleries Co. of SRI Lanka Ltd.	834,200	1,077,356	(b)
Fomento Economico Mexicano SA de CV, ADR	53,500	3,729,485
Grupo Modelo SA de CV, Series C Shares	184,100	1,160,956
Total Beverages		7,324,447
Food & Staples Retailing — 1.0%
Massmart Holdings Ltd.	36,100	755,803
President Chain Store Corp.	644,000	3,509,363
The Spar Group Ltd.	154,100	2,072,916
Total Food & Staples Retailing		6,338,082
Food Products — 2.0%
AVI Ltd.	256,100	1,260,109
BRF — Brasil Foods SA, ADR	344,100	6,727,155
Charoen Pokphand Foods Public Co., Ltd.	436,800	456,875	(a)
COFCO International Ltd.	1,788,000	1,392,810
PT Charoen Pokphand Indonesia Tbk	5,396,500	1,279,567
PT Indofood Sukses Makmur Tbk	2,869,000	1,455,462
Total Food Products		12,571,978
Household Products — 0.2%
Hindustan Unilever Ltd.	177,785	1,360,044
Personal Products — 0.3%
Hengan International Group Co., Ltd.	226,500	2,118,717
Tobacco — 0.9%
KT&G Corp.	79,710	5,632,912	*(a)
Total Consumer Staples		35,346,180
Energy — 15.1%
Energy Equipment & Services — 0.4%
Eurasia Drilling Co., Ltd., GDR	32,600	766,100
OSX Brasil SA	142,500	878,568	*

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	13

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Energy Equipment & Services — continued
TMK OAO, GDR	96,400	$867,600
Total Energy Equipment & Services		2,512,268
Oil, Gas & Consumable Fuels — 14.7%
China Petroleum & Chemical Corp., Class H Shares	5,976,000	6,301,785
China Shenhua Energy Co., Ltd., Class H Shares	1,050,000	4,562,807
CNOOC Ltd.	1,625,000	2,849,703
Gazprom OAO, ADR	876,600	9,344,556
LUKOIL, ADR	173,800	9,202,710
NovaTek OAO, GDR	55,900	6,998,680
OGX Petroleo e Gas Participacoes SA	139,300	1,017,164	*
Oil and Gas Development Co., Ltd.	1,330,500	2,227,267
Pacific Rubiales Energy Corp.	128,500	2,362,508
PetroChina Co., Ltd.	2,254,000	2,812,204
Petroleo Brasileiro SA, ADR	569,300	13,372,857
Petroleo Brasileiro SA, ADR	412,600	10,253,110
Petrominerales Ltd.	33,800	549,426
Petronet LNG Ltd.	191,907	565,548
Polski Koncern Naftowy Orlen SA	50,644	497,517	*
Rosneft Oil Co., GDR	917,700	6,056,820
Sasol Ltd.	191,600	9,149,748
Surgutneftegaz, ADR	182,400	1,428,192	(b)
Tupras-Turkiye Petrol Rafinerileri A.S.	31,500	665,347
Yanzhou Coal Mining Co., Ltd., ADR	103,300	2,190,993
Total Oil, Gas & Consumable Fuels		92,408,942
Total Energy		94,921,210
Exchange-Traded Funds — 0.9%
Exchange Traded Funds — 0.9%
iShares Asia Trust-iShares FTSE/Xinhua A50 China Index	4,035,700	5,362,504
Financials — 20.3%
Commercial Banks — 15.3%
Axis Bank Ltd.	101,770	1,544,612
Banco Bradesco SA, ADR	195,806	3,266,044
Banco do Brasil SA	259,272	3,294,329
Bangkok Bank Public Co., Ltd.	366,800	1,906,662
Bank of China Ltd.	17,939,000	6,629,018
BDO Unibank Inc.	1,159,400	1,561,494
Canara Bank Ltd.	365,499	2,512,139	(b)
Capitec Bank Holdings Ltd.	14,800	326,340

See Notes to Financial Statements.

14	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Commercial Banks — continued
China CITIC Bank Corp., Class H Shares	4,805,000	$2,715,983
China Construction Bank, Class H Shares	12,644,367	8,823,999
China Merchants Bank Co., Ltd., Class H Shares	1,147,000	2,318,634
Grupo Financiero Banorte SAB de CV, Series O Shares	344,600	1,043,329
HDFC Bank Ltd.	377,054	3,026,088
Hong Leong Bank Berhad	631,200	2,170,372
Hong Leong Financial Group Berhad	552,100	2,030,753
ICICI Bank Ltd.	34,094	438,943
ICICI Bank Ltd., ADR	26,500	700,395
Industrial & Commercial Bank of China Ltd., Class H Shares	21,271,646	12,653,543
Jammu & Kashmir Bank Ltd.	68,241	856,466	(b)
Kasikornbank Public Co., Ltd., NVDR	348,200	1,346,447
Krung Thai Bank Public Co., Ltd.	525,200	248,034	(a)
National Bank of Pakistan	3,943,875	1,789,680
Nedbank Group Ltd.	218,500	3,924,720
Nomos-Bank, GDR	92,301	876,859	*
PT Bank Central Asia Tbk	385,000	339,675
PT Bank Mandiri	1,996,500	1,486,228
PT Bank Negara Indonesia (Persero) Tbk	6,187,817	2,593,185
PT Bank Rakyat Indonesia	5,068,000	3,772,705
Sberbank	3,181,900	7,827,474	(a)
State Bank of India	77,266	2,361,411
Taishin Financial Holdings Co., Ltd.	5,226,000	1,812,246
Turkiye Garanti Bankasi AS	494,100	1,539,374
Turkiye Halk Bankasi AS	738,200	3,859,105
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	1,186,900	1,535,527
Yes Bank Ltd.	702,550	3,160,516
Total Commercial Banks		96,292,329
Consumer Finance — 0.1%
Kiatnakin Bank Public Co., Ltd.	660,400	669,819	(a)
Diversified Financial Services — 0.8%
African Bank Investments Ltd.	991,300	4,212,001
Haci Omer Sabanci Holding AS	215,800	615,351
Total Diversified Financial Services		4,827,352
Insurance — 2.4%
China Life Insurance Co., Ltd	4,361,183	3,528,815
Dongbu Insurance Co., Ltd.	74,700	3,467,320	(a)
Hyundai Marine & Fire Insurance Co., Ltd.	52,460	1,572,818	(a)

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	15

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Insurance — continued
Liberty Holdings Ltd.	127,800	$1,258,282
PICC Property & Casualty Co., Ltd.	3,608,000	4,896,392
Sanlam Ltd.	96,900	346,305
Total Insurance		15,069,932
Real Estate Management & Development — 1.7%
BR Properties SA	63,500	629,808
Brasil Brokers Participacoes	21,900	65,515
China Overseas Land & Investment Ltd.	906,960	1,515,765
Direcional Engenharia SA	273,100	1,390,940	(b)
Evergrande Real Estate Group Ltd.	3,757,300	1,557,761
Franshion Properties China Ltd.	1,594,000	305,804
Guangzhou R&F Properties Co., Ltd., Class H Shares	2,086,800	1,652,437
LPN Development Public Co., Ltd.	2,856,300	1,158,816	(a)
Soho China Ltd.	3,178,500	2,119,928
Supalai Public Co., Ltd.	810,900	367,540	(a)
Total Real Estate Management & Development		10,764,314
Total Financials		127,623,746
Health Care — 0.7%
Health Care Providers & Services — 0.5%
Life Healthcare Group Holdings Pte Ltd.	1,201,600	3,072,266
Pharmaceuticals — 0.2%
Genomma Lab Internacional SA, Class B Shares	556,700	1,073,531	*
Total Health Care		4,145,797
Industrials — 6.4%
Airlines — 0.4%
Air China Ltd., Class H Shares	1,374,000	1,017,240
China Airlines Ltd.	1,408,000	613,812
EVA Airways Corp.	1,575,000	998,712
Total Airlines		2,629,764
Construction & Engineering — 2.2%
Daelim Industrial Co.	49,993	3,905,313	*(a)
Doosan Heavy Industries and Construction Co., Ltd.	77,514	4,387,317	*(a)
Italian-Thai Development Public Co., Ltd.	15,957,900	1,830,986	(a)
Samsung Engineering Co., Ltd.	16,114	2,823,340	*(a)
Tekfen Holding AS	215,300	607,103
Total Construction & Engineering		13,554,059
Electrical Equipment — 0.5%
Dongfang Electric Corp. Ltd., Class H Shares	230,600	685,868

See Notes to Financial Statements.

16	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Electrical Equipment — continued
Harbin Power Equipment Co., Ltd.	1,566,000	$1,361,020
Shanghai Electric Group Co., Ltd., Class H Shares	2,378,000	1,096,135
Total Electrical Equipment		3,143,023
Industrial Conglomerates — 1.2%
Alfa SA de CV, Series A Shares	64,200	699,705
Doosan Corp.	13,729	1,706,752	(a)
Grupo Carso SA de CV, Series A1 Shares	203,900	493,725
Koc Holding AS	411,000	1,232,729
SK Corp.	31,575	3,324,019	*(a)
Total Industrial Conglomerates		7,456,930
Machinery — 1.5%
Pipavav Shipyard Ltd.	1,092,168	1,359,426	*
PT United Tractors Tbk	1,913,772	5,561,389
Samsung Heavy Industries Co. Ltd.	63,350	1,541,653	*(a)
Turk Traktor ve Ziraat Makineleri AS	59,900	1,069,106
Total Machinery		9,531,574
Road & Rail — 0.1%
Globaltrans Investment PLC, GDR	48,000	660,000
Trading Companies & Distributors — 0.1%
Barloworld Ltd.	77,800	724,073
Transportation Infrastructure — 0.4%
Global Ports Investments PLC	50,000	700,000	(a)(c)
OHL Mexico SAB de CV	783,600	1,207,292	*
PT Jasa Marga	470,000	217,700
Sichuan Expressway Co. Ltd., Class H Shares	1,784,000	718,966
Total Transportation Infrastructure		2,843,958
Total Industrials		40,543,381
Information Technology — 9.0%
Communications Equipment — 0.5%
High Tech Computer Corp.	196,550	3,226,175
Computers & Peripherals — 1.2%
Catcher Technology Co., Ltd.	619,000	2,872,271
Lenovo Group Ltd.	2,846,000	1,898,164
Quanta Computer Inc.	865,000	1,819,760
Simplo Technology Co., Ltd.	123,000	719,013
Total Computers & Peripherals		7,309,208
Electronic Equipment, Instruments & Components — 0.3%
E Ink Holdings Inc.	312,000	407,015

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	17

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Flexium Interconnect Inc.	445,928	$1,194,384
Total Electronic Equipment, Instruments & Components		1,601,399
Internet Software & Services — 0.2%
Tencent Holdings Ltd.	56,400	1,132,851
IT Services — 0.7%
Cielo SA	139,300	3,599,657
Infosys Technologies Ltd.	21,000	1,090,335
Total IT Services		4,689,992
Semiconductors & Semiconductor Equipment — 6.1%
Phison Electronics Corp.	339,000	2,043,248
Samsung Electronics Co., Ltd.	27,973	25,693,924	(a)
Spreadtrum Communications Inc., ADR	34,300	716,184
Taiwan Semiconductor Manufacturing Co., Ltd.	2,140,715	5,359,034
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	355,463	4,589,027
Total Semiconductors & Semiconductor Equipment		38,401,417
Total Information Technology		56,361,042
Materials — 10.1%
Chemicals — 2.1%
Bagfas Bandirma Gubre Fabrikalari A.S.	10,400	837,492
Dongyue Group	904,000	594,783
Engro Corp., Ltd.	363,840	375,940
Fauji Fertilizer Co., Ltd.	2,011,552	3,355,942
Formosa Plastics Corp.	807,000	2,153,492
Honam Petrochemical Corp.	13,699	3,579,945	*(a)
Sinofert Holdings Ltd.	1,146,000	323,145
Sociedad Quimica y Minera de Chile SA, ADR	34,100	1,836,285
Total Chemicals		13,057,024
Construction Materials — 1.6%
ACC Ltd.	72,668	1,559,615
Anhui Conch Cement Co., Ltd., Class H Shares	278,000	825,059
China Shanshui Cement Group	4,371,000	2,915,276
PT Indocement Tunggal Prakarsa Tbk	876,000	1,647,179
Siam Cement Public Co., Ltd., NVDR	240,900	2,389,911
Taiwan Cement Corp.	592,000	684,303
Total Construction Materials		10,021,343
Containers & Packaging — 0.1%
HSIL Ltd.	324,949	758,143	(b)

See Notes to Financial Statements.

18	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Metals & Mining — 6.3%
African Rainbow Minerals Ltd.	16,100	$341,045
Angang New Steel Co., Ltd.	1,788,000	1,291,515
Cia de Minas Buenaventura SA, ADR	37,600	1,441,584
Companhia Siderurgica Nacional SA	150,000	1,204,664
Eregli Demir ve Celik Fabrikalari TAS	1,553,700	2,691,029
Evraz PLC	53,700	312,485	*
Gold Fields Ltd., ADR	62,800	957,700
Grupo Mexico SA de CV, Series B Shares	979,686	2,575,812
Hyundai Hysco	81,900	2,503,136	*(a)
Jiangxi Copper Co., Ltd., Class H Shares	567,000	1,223,562
KGHM Polska Miedz SA	71,400	2,288,409
Korea Zinc Co., Ltd.	12,489	3,303,335	*(a)
Kumba Iron Ore Ltd.	111,900	6,930,895
Peter Hambro Mining PLC	190,400	1,818,501
Seah Besteel Corp.	14,400	575,490	*(a)
Severstal, GDR	5,649	64,342
Sterlite Industries India Ltd.	465,600	786,448
Ternium SA, ADR	58,300	1,072,137
Vale SA, ADR	268,800	5,765,760
Zhaojin Mining Industry Co., Ltd., Class H Shares	176,500	279,978
Zijin Mining Group Co., Ltd., Class H Shares	6,336,000	2,373,981
Total Metals & Mining		39,801,808
Total Materials		63,638,318
Telecommunication Services — 10.9%
Diversified Telecommunication Services — 2.4%
China Telecom Corp., Ltd.	4,902,000	2,789,746
China Unicom Ltd.	2,688,000	5,662,153
Chunghwa Telecom Co., Ltd.	260,000	858,681
Chunghwa Telecom Co., Ltd., ADR	15,000	499,200
Telecom Argentina S.A., Class B Shares, ADR	34,500	616,860
Telefonica Brasil SA, ADR	162,080	4,429,647
Telekomunikacja Polska SA	32,300	161,275
Turk Telekomunikasyon A.S.	14,300	53,009
Total Diversified Telecommunication Services		15,070,571
Wireless Telecommunication Services — 8.5%
Advanced Info Service Public Co., Ltd.	1,246,400	5,550,529	(a)
America Movil SAB de CV, Series L Shares	4,462,186	5,045,848
America Movil SAB de CV, Series L Shares, ADR	403,400	9,116,840

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	19

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Wireless Telecommunication Services — continued
China Mobile (Hong Kong) Ltd.	1,377,000	$13,456,893
Mobile TeleSystems, ADR	118,900	1,745,452
MTN Group Ltd.	610,900	10,876,942
SK Telecom Co., Ltd.	12,870	1,580,507	(a)
Taiwan Mobile Co., Ltd.	320,400	998,902
Tim Participacoes SA, ADR	187,364	4,833,991
Vodacom Group Ltd.	33,900	373,748
Total Wireless Telecommunication Services		53,579,652
Total Telecommunication Services		68,650,223
Utilities — 1.8%
Electric Utilities — 0.9%
Companhia Energetica de Minas Gerais, ADR	90,900	1,617,111
EDP — Energias do Brasil SA	45,600	1,014,556
Enersis SA, ADR	139,900	2,466,437
Tauron Polska Energia SA	232,500	360,460
Total Electric Utilities		5,458,564
Independent Power Producers & Energy Traders — 0.3%
China Power International Development Ltd.	2,505,000	593,464
Empresa Nacional de Electricidad SA, ADR	7,600	337,060
Hub Power Co., Ltd.	2,412,013	914,800
Total Independent Power Producers & Energy Traders		1,845,324
Water Utilities — 0.6%
Cia de Saneamento Basico do Estado de Sau Paulo, ADR	38,600	2,148,090	*
Guangdong Investment Ltd.	3,142,000	1,901,398
Total Water Utilities		4,049,488
Total Utilities		11,353,376
Total Common Stocks (Cost — $578,541,898)		581,649,792
Preferred Stocks — 7.3%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
Hyundai Motor Co.	46,473	2,573,185	(a)
Consumer Staples — 0.6%
Beverages — 0.6%
Companhia de Bebidas das Americas, ADR	108,900	3,930,201
Financials — 2.7%
Commercial Banks — 2.7%
Banco do Estado do Rio Grande do Sul SA, Class B Shares	130,700	1,401,421

See Notes to Financial Statements.

20	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Commercial Banks — continued
Itau Unibanco Banco Multiple SA, ADR	597,258	$11,085,108
Itausa — Investimentos Itau SA	766,340	4,634,400
Total Financials		17,120,929
Industrials — 0.2%
Machinery — 0.2%
Marcopolo SA	185,900	706,624
Randon SA Implementos e Participacoes	91,700	418,863
Total Industrials		1,125,487
Materials — 3.2%
Chemicals — 0.1%
Braskem SA, Class A Shares	131,200	900,341
Containers & Packaging — 0.5%
Klabin SA	695,800	2,984,265
Metals & Mining — 2.6%
Bradespar SA	177,100	3,008,872
Vale SA, ADR	649,600	13,381,760
Total Metals & Mining		16,390,632
Total Materials		20,275,238
Utilities — 0.2%
Electric Utilities — 0.2%
Companhia Paranaense de Energia-Copel, ADR	40,571	851,180
Total Preferred Stocks (Cost — $38,646,233)		45,876,220
Total Investments — 99.8% (Cost — $617,188,131#)		627,526,012
Other Assets in Excess of Liabilities — 0.2%		1,007,907
Total Net Assets — 100.0%		$628,533,919

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $624,589,841.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
NVDR	— Non Voting Depositary Receipts

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	21

Legg Mason Batterymarch Emerging Markets Trust

Summary of Investments by Country† (unaudited)
Brazil	17.8%
South Korea	15.1
China	12.9
South Africa	9.7
Russia	7.1
Taiwan	6.0
India	5.5
Mexico	4.6
Hong Kong	4.3
Indonesia	3.9
Thailand	2.5
Turkey	2.3
Cayman Islands	1.8
Pakistan	1.4
Malaysia	1.3
Chile	1.0
Poland	0.5
Canada	0.4
United Kingdom	0.3
Bermuda	0.3
Philippines	0.2
Peru	0.2
Cyprus	0.2
Sri Lanka	0.2
Luxembourg	0.2
United States	0.1
Argentina	0.1
Colombia	0.1
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2011 and are subject to change.

See Notes to Financial Statements.

22	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $617,188,131)	$627,526,012
Foreign currency, at value (Cost — $400,252)	400,195
Cash	3,928,564
Receivable for securities sold	1,742,820
Receivable for Fund shares sold	1,559,649
Dividends and interest receivable	726,488
Prepaid expenses	66,349
Total Assets	635,950,077

Liabilities:
Payable for Fund shares repurchased	4,056,679
Payable for securities purchased	1,846,841
Investment management fee payable	519,892
Accrued foreign capital gains tax	248,166
Service and/or distribution fees payable	152,384
Accrued expenses	592,196
Total Liabilities	7,416,158
Total Net Assets	$628,533,919

Net Assets:
Par value (Note 7)	$33,620
Paid-in capital in excess of par value	695,596,562
Undistributed net investment income	867,334
Accumulated net realized loss on investments and foreign currency transactions	(78,041,284)
Net unrealized appreciation on investments and foreign currencies	10,077,687	*
Total Net Assets	$628,533,919

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	23

Shares Outstanding:
Class A	1,226,242
Class C	8,793,592
Class FI	1,090,044
Class R	111
Class I	19,511,716
Class IS	2,998,414

Net Asset Value:
Class A (and redemption price)	$18.46
Class C†	$18.42
Class FI (and redemption price)	$18.85
Class R (and redemption price)	$18.48
Class I (and redemption price)	$18.81
Class IS (and redemption price)	$18.82
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.59

*	Net of accrued foreign capital gains tax of $248,166.

†	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$22,245,842
Interest	38,866
Less: Foreign taxes withheld	(2,389,082)
Total Investment Income	19,895,626

Expenses:
Investment management fee (Note 2)	7,783,794
Service and/or distribution fees (Notes 2 and 5)	2,365,609
Custody fees	1,451,705
Transfer agent fees (Note 5)	662,106
Legal fees	114,722
Registration fees	88,434
Fund accounting fees	77,522
Directors’ fees	61,004
Audit and tax	49,464
Insurance	16,450
Shareholder reports	14,980
Fees recaptured by investment manager (Note 2)	7,422
Miscellaneous expenses	40,086
Total Expenses	12,733,298
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(622,794)
Net Expenses	12,110,504
Net Investment Income	7,785,122

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	11,430,583	†
Foreign currency transactions	(749,009)
Net Realized Gain	10,681,574
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(212,934,817)	‡
Foreign currencies	(25,476)
Change in Net Unrealized Appreciation (Depreciation)	(212,960,293)
Net Loss on Investments and Foreign Currency Transactions	(202,278,719)
Decrease in Net Assets from Operations	$(194,493,597)

†	Net of foreign capital gains tax of $420,510.

‡	Net of change in accrued foreign capital gains tax of $1,627,069.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	25

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$7,785,122	$2,462,959
Net realized gain	10,681,574	68,488,070
Change in net unrealized appreciation (depreciation)	(212,960,293)	50,463,950
Increase (Decrease) in Net Assets From Operations	(194,493,597)	121,414,979

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,500,009)	(3,600,344)
Decrease in Net Assets From Distributions to Shareholders	(3,500,009)	(3,600,344)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	290,082,061	257,981,647
Reinvestment of distributions	2,739,213	2,847,544
Cost of shares repurchased	(308,143,145)	(178,399,086)
Increase (Decrease) in Net Assets From Fund Share Transactions	(15,321,871)	82,430,105
Increase (Decrease) in Net Assets	(213,315,477)	200,244,740

Net Assets:
Beginning of year	841,849,396	641,604,656
End of year*	$628,533,919	$841,849,396
* Includes undistributed (overdistributed) net investment income, respectively, of:	$867,334	$(2,749,518)

See Notes to Financial Statements.

26	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$ 23.98	$ 20.35	$ 10.83

Income (loss) from operations:
Net investment income	0.22	0.11	0.15
Net realized and unrealized gain (loss)	(5.64)	3.61	9.58
Total income (loss) from operations	(5.42)	3.72	9.73

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.21)
Total distributions	(0.10)	(0.09)	(0.21)

Net asset value, end of year	$18.46	$23.98	$20.35
Total return[3]	(22.56)%	18.33%	90.34%

Net assets, end of year (000s)	$22,642	$17,565	$12,070

Ratios to average net assets:
Gross expenses[4]	1.62%[5]	1.63%	1.56%[6]
Net expenses[4,7,8,9]	1.49 [5]	1.50	1.50 [6]
Net investment income	1.01	0.51	1.02 [6]

Portfolio turnover rate	99%	64%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, taxes, dividend expenses on short sales and extraordinary expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	27

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1,2]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 23.97	$ 20.42	$ 11.72	$ 28.06	$ 23.20

Income (loss) from operations:
Net investment income (loss)	0.07	(0.05)	0.05	0.16	(0.07)
Net realized and unrealized gain (loss)	(5.62)	3.60	8.69	(16.13)	10.36
Total income (loss) from operations	(5.55)	3.55	8.74	(15.97)	10.29

Less distributions from:
Net investment income	—	—	(0.04)	—	(0.03)
Net realized gains	—	—	—	(0.37)	(5.40)
Total distributions	—	—	(0.04)	(0.37)	(5.43)

Net asset value, end of year	$18.42	$23.97	$20.42	$11.72	$28.06
Total return[3]	(23.15)%	17.39%	74.72%	(57.62)%	45.74%

Net assets, end of year (000s)	$161,997	$273,698	$268,594	$177,406	$518,255

Ratios to average net assets:
Gross expenses[4]	2.40%[5]	2.34%	2.34%	2.32%	2.34%
Net expenses[4,6,7],8	2.25 [5]	2.25	2.25	2.25	2.25
Net investment income (loss)	0.32	(0.24)	0.32	0.74	(0.27)

Portfolio turnover rate	99%	64%	106%	71%	89%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, taxes, dividend expenses on short sales and extraordinary expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

28	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of year	$ 24.47	$ 20.77	$ 11.95	$ 28.38	$27.18

Income (loss) from operations:
Net investment income	0.24	0.11	0.16	0.29	0.02
Net realized and unrealized gain (loss)	(5.76)	3.68	8.88	(16.35)	6.08
Total income (loss) from operations	(5.52)	3.79	9.04	(16.06)	6.10

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.22)	—	(0.25)
Net realized gains	—	—	—	(0.37)	(4.65)
Total distributions	(0.10)	(0.09)	(0.22)	(0.37)	(4.90)

Net asset value, end of year	$18.85	$24.47	$20.77	$11.95	$28.38
Total return[4]	(22.56)%	18.31%	76.06%	(57.29)%	23.09%

Net assets, end of year (000s)	$20,543	$35,116	$22,977	$10,424	$7,706

Ratios to average net assets:
Gross expenses[5]	1.69%[6]	1.57%	1.64%	1.79%	1.77%[7]
Net expenses[5,8,9,10]	1.50 [6]	1.50	1.50	1.50	1.50 [7]
Net investment income	1.08	0.51	1.02	1.53	0.13 [7]

Portfolio turnover rate	99%	64%	106%	71%	89%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period June 29, 2007 (commencement of operations) to December 31, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, taxes, dividend expenses on short sales and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares	2011[1,2]

Net asset value, beginning of period	$23.69

Income (loss) from operations:
Net investment income	0.10
Net realized and unrealized loss	(5.26)
Total loss from operations	(5.16)

Less distributions from:
Net investment income	(0.05)
Total distributions	(0.05)

Net asset value, end of period	$18.48
Total return[3]	(21.77)%

Net assets, end of period (000s)	$2

Ratios to average net assets:
Gross expenses[4,5]	2.69%
Net expenses[4,5,6,7,8]	1.75
Net investment income[5]	0.74

Portfolio turnover rate	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 18, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, taxes, dividend expenses on short sales and extraordinary expenses, to average net assets of Class R shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Financial Statements.

30	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$24.42	$20.75	$11.97	$28.36	$23.38

Income (loss) from operations:
Net investment income	0.29	0.16	0.20	0.35	0.21
Net realized and unrealized gain (loss)	(5.75)	3.68	8.89	(16.37)	10.47
Total income (loss) from operations	(5.46)	3.84	9.09	(16.02)	10.68

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.31)	—	(0.30)
Net realized gains	—	—	—	(0.37)	(5.40)
Total distributions	(0.15)	(0.17)	(0.31)	(0.37)	(5.70)

Net asset value, end of year	$18.81	$24.42	$20.75	$11.97	$28.36
Total return[3]	(22.37)%	18.58%	76.48%	(57.19)%	47.20%

Net assets, end of year (000s)	$366,930	$443,981	$282,224	$105,338	$60,874

Ratios to average net assets:
Gross expenses[4]	1.30%	1.27%	1.28%	1.30%	1.30%
Net expenses[4,5,6,7]	1.26	1.25	1.25	1.25	1.25
Net investment income	1.29	0.74	1.25	1.83	0.74

Portfolio turnover rate	99%	64%	106%	71%	89%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

The manager has agreed to waive fees and/or reimburse operating expenses, other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs) at the annual rate of 0.06% of average daily net assets for Class I shares. The calculations of any required waivers and reimbursements are done on a daily basis. No such waivers or reimbursements will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets on any given day. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. Acquired fund fees and expense are subject to the arrangement.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	31

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$24.43	$20.76	$11.97	$21.97

Income (loss) from operations:
Net investment income	0.31	0.16	0.22	0.05
Net realized and unrealized gain (loss)	(5.77)	3.69	8.88	(10.05)
Total income (loss) from operations	(5.46)	3.85	9.10	(10.00)

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.31)	—
Total distributions	(0.15)	(0.18)	(0.31)	—

Net asset value, end of year	$18.82	$24.43	$20.76	$11.97
Total return[4]	(22.36)%	18.59%	76.57%	(45.52)%

Net assets, end of year (000s)	$56,420	$71,489	$55,740	$20,815

Ratios to average net assets:
Gross expenses[5]	1.26%[6]	1.23%	1.25%	1.29%[7]
Net expenses[5,8,9]	1.24 [6,10]	1.23 [10]	1.25	1.25 [7,10]
Net investment income	1.37	0.76	1.37	1.29 [7]

Portfolio turnover rate	99%	64%	106%	71%

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, taxes, dividend expenses on short sales and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch Emerging Markets Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Trust, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	33

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$41,782,836	$31,921,179	—	$73,704,015
Consumer staples	29,256,393	6,089,787	—	35,346,180
Financials	112,311,925	15,311,821	—	127,623,746
Industrials	20,324,001	20,219,380	—	40,543,381
Information technology	30,667,118	25,693,924	—	56,361,042
Materials	53,676,412	9,961,906	—	63,638,318
Telecommunication services	61,519,187	7,131,036	—	68,650,223
Other common stocks	115,782,887	—	—	115,782,887
Preferred stocks:
Consumer discretionary	—	2,573,185	—	2,573,185
Other preferred stocks	43,303,035	—	—	43,303,035
Total investments	$508,623,794	$118,902,218	—	$627,526,012

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

34	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Investments in Securities	Information Technology
Balance as of December 31, 2010	$1,858,258
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(22,174)
Purchases	—
Sales	(1,836,084)
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011	—

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	35

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Redemption fee. The Fund imposed a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee was payable to the Fund.

Effective October 1, 2011, the 2% redemption fee assessed on redemptions and exchanges within 60 days of subscription was eliminated.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or

36	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Notes to financial statements (cont’d)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Pakistani and Thai securities held by the Fund are subject to capital gains tax in those countries. As of December 31, 2011, there were $248,166 of capital gains tax liabilities accrued on unrealized gains.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	37

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(668,261)	$668,261

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of foreign withholding taxes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Batterymarch 75% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, taxes, dividend expense on short sales and extraordinary expenses, to average net assets of Class A, C, FI, R and IS shares did not exceed 1.50%, 2.25%, 1.50%, 1.75% and 1.25%, respectively. Acquired fund fees and expenses are subject to the expense limitation arrangement. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares as a result of an expense limitation arrangement between the Fund and LMPFA. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

LMPFA has also agreed to waive fees and/or reimburse operating expenses other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), taxes, extraordinary expenses and dividend expense on short sales, at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. Acquired fund fees and expenses are subject to the expense limitation arrangement. This arrangement is not subject to recapture.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $622,794.

38	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Notes to financial statements (cont’d)

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class (except as noted) within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class IS
Expires December 31, 2013	$15,729	$174,843	$14,220	—	$1,176
Expires December 31, 2014	26,066	344,416	61,296	$11	16,113
Fee waivers/expense reimbursements subject to recapture	$41,795	$519,259	$75,516	$11	$17,289

For the year ended December 31, 2011, LMPFA recaptured $295, $3,595, $550 and $2,982 for Class A, C, FI and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately $16,000 for Class C shares.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	39

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$776,405,045
Sales	760,517,833

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$61,882,148
Gross unrealized depreciation	(58,945,977)
Net unrealized appreciation	$2,936,171

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. The Rule 12b-1 plans for Class FI and Class R provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% and 0.75% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under these plans of 0.25% and 0.50% of the average daily net assets of Class FI and Class R, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$51,924	$23,478
Class C	2,234,741	338,257
Class FI	78,937	59,794
Class R†	7	11
Class I	—	232,969
Class IS	—	7,597
Total	$2,365,609	$662,106

†	For the period May 18, 2011 (inception date) to December 31, 2011.

40	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$26,066
Class C	344,416
Class FI	61,296
Class R†	11
Class I	174,892
Class IS	16,113
Total	$622,794

†	For the period May 18, 2011 (inception date) to December 31, 2011.

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$120,150	$65,008
Class FI	119,100	129,366
Class R†	6	—
Class I	2,827,468	2,916,902
Class IS	433,285	489,068
Total	$3,500,009	$3,600,344

†	For the period May 18, 2011 (inception date) to December 31, 2011.

7. Capital shares

At December 31, 2011, there were 125,000,000 shares authorized at $0.001 par value for each of the Fund’s Class C and Class I shares, and 100,000,000 shares authorized at $0.001 par value for each of the Fund’s Class A, Class FI, Class R and Class IS shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	781,295	$16,123,158	310,732	$6,629,956
Shares issued on reinvestment	6,555	119,635	2,921	64,543
Shares repurchased	(294,169)	(6,135,703)	(174,066)	(3,631,440)
Net increase	493,681	$10,107,090	139,587	$3,063,059

Class C
Shares sold	795,679	$17,874,359	1,454,069	$31,097,990
Shares repurchased	(3,418,656)	(74,678,637)	(3,190,576)	(66,805,706)
Net decrease	(2,622,977)	$(56,804,278)	(1,736,507)	$(35,707,716)

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	41

	Year Ended December 31, 2011				Year Ended December 31, 2010
	Shares		Amount		Shares	Amount
Class FI
Shares sold	583,818		$13,267,204		738,196	$15,743,166
Shares issued on reinvestment	6,380		118,855		5,696	128,302
Shares repurchased	(935,287)		(20,110,874)		(415,250)	(8,955,261)
Net increase (decrease)	(345,089)		$(6,724,815)		328,642	$6,916,207

Class R†
Shares sold	111		$2,529		—	—
Shares issued on reinvestment	0	*	6		—	—
Shares repurchased	0	*	(0)	*	—	—
Net increase	111		$2,535		—	—

Class I
Shares sold	10,277,676		$229,508,034		9,027,713	$196,917,863
Shares issued on reinvestment	111,212		2,067,432		97,416	2,230,453
Shares repurchased	(9,056,344)		(196,095,355)		(4,547,088)	(96,852,634)
Net increase	1,332,544		$35,480,111		4,578,041	$102,295,682

Class IS
Shares sold	586,810		$13,306,777		332,047	$7,592,672
Shares issued on reinvestment	23,295		433,285		18,581	424,246
Shares repurchased	(537,999)		(11,122,576)		(109,742)	(2,154,045)
Net increase	72,106		$2,617,486		240,886	$5,862,873

†	For the period May 18, 2011 (inception date) to December 31, 2011.

*	Amount represents less than 1 share.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2011.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$3,500,009	$3,600,344

42	Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$974,948
Capital loss carryforward*	(56,536,720)
Other book/tax temporary differences(a)	(14,210,468)
Unrealized appreciation (depreciation)(b)	2,675,977
Total accumulated earnings (losses) — net	$(67,096,263)

*	During the taxable year ended December 31, 2011, the Fund utilized $28,235,922 of its capital loss carryforward available from prior years. As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(56,536,720)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason Batterymarch Emerging Markets Trust 2011 Annual Report	43

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Global Trust, Inc. and to the Shareholders of Legg Mason Batterymarch Emerging Markets Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch Emerging Markets Trust (one of the Portfolios comprising Legg Mason Global Trust, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

44	Legg Mason Batterymarch Emerging Markets Trust

Board approval of management and investment advisory agreements (unaudited)

At its November 2011 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 16, 2011.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

Legg Mason Batterymarch Emerging Markets Trust	45

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s competitive performance for the 1, 5 and 10 year periods ended June 30, 2011, with its performance ranking in the third quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

46	Legg Mason Batterymarch Emerging Markets Trust

Board approval of management and investment advisory agreements (unaudited) (cont’d)

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were less than average (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason Batterymarch Emerging Markets Trust	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Batterymarch Emerging Markets Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

48	Legg Mason Batterymarch Emerging Markets Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

Legg Mason Batterymarch Emerging Markets Trust	49

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

50	Legg Mason Batterymarch Emerging Markets Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors[3]
Mark R. Fetting
Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President and Director
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Director	161
Other directorships held by Director during past five years	None

Legg Mason Batterymarch Emerging Markets Trust	51

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	Legg Mason Batterymarch Emerging Markets Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board of Directors’ retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the “1940 Act”.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Batterymarch Emerging Markets Trust	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	12/27/2011
Payable date:	12/28/2011
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	100.00	%*
Foreign taxes paid per share	$0.067371

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Batterymarch

Emerging Markets Trust

Directors

Mark R. Fetting Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch Emerging Markets Trust

The Fund is a separate investment series of Legg Mason Global Trust, Inc.

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Emerging Markets Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LEGG MASON CHARLES STREET TRUST, INC.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Global Opportunities Bond Fund

LEGG MASON GLOBAL TRUST, INC.

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch International Equity Trust

SUPPLEMENT DATED FEBRUARY 24, 2012

TO EACH FUND’S PROSPECTUS, DATED MAY 1, 2011

The following information supplements each fund’s Prospectus:

On February 23, 2012, the Boards of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund (each a series of Legg Mason Charles Street Trust, Inc.) and of Legg Mason Batterymarch International Equity Trust and Legg Mason Batterymarch Emerging Markets Trust (each a series of Legg Mason Global Trust, Inc.) (each a “Fund”) approved an Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized as new series (each a “New Fund”) of a Maryland statutory trust, Legg Mason Global Asset Management Trust (“LMGAMT”). Currently, the Funds are organized as series of Maryland corporations.

The Declaration of Trust (“Declaration”) for LMGAMT provides flexibility to the trustees in the conduct of LMGAMT’s business and in the governance of LMGAMT and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit LMGAMT to operate efficiently and in a cost effective manner. Currently, each corporation has its own governing documents, and the terms of these documents vary in some respects. Adopting a single form of organizational structure with a single form of trust document is expected to simplify the administration and oversight of the Funds as each of the New Funds would operate under the same declaration of trust, with the further expectation that the resulting efficiencies will save shareholders money.

Description of the Reorganizations

The reorganizations will be shell reorganizations and will therefore not result in the combination of assets of any Fund with any other fund. After the reorganizations, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganizations. Immediately after the reorganizations, each New Fund will have the same portfolio management team, investment objective, strategies, policies and

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

restrictions, the same class structure and fees, and the same Board members and officers as its predecessor Fund. The New Funds will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the corresponding Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations.

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of each Fund to the corresponding New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the corresponding Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund. Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Funds nor their shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of your Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of each Fund will occur on or about April 30, 2012. The costs of the reorganizations will be Fund expenses. For Funds or classes that have expense caps in place, any amounts that exceed existing expense caps will be borne by Legg Mason.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

(“MGCL”) to the Maryland Statutory Trust Act and as a result of differences between the charters of the Funds and the Declaration of the New Funds. A list of significant changes to fund governance as a result of the reorganizations follows:

•

Voting Power.  The Articles of Incorporation of each Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

•

Written Consent of Shareholders. For a Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

•

Charter Amendments. Under each Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Funds and the New Funds must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

•

Removal of a Director. Under the MGCL, shareholders of each Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

•

Redemption of Shares by a Fund. The Articles of Incorporation of each Fund state that a Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Funds to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

that the New Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

•

Derivative Actions. There are no provisions relating to shareholder derivative actions in the Funds’ Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Funds’ or their shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for a Fund’s costs related to litigation brought in violation of these provisions.

•

Ability to Inspect Books and Records. Under the MGCL, each Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

*        *        *        *        *

This supplement should be retained with your Prospectus for future reference.

LMFX014307

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013156 2/12 SR12-1603

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011(the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,242 in 2010 and $83,496 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,500 in 2010 and $9,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Trust, Inc. the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Trust, Inc. during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Global Trust, Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Trust, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President of
Legg Mason Global Trust, Inc.

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President of
Legg Mason Global Trust, Inc.

Date:	February 27, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Trust, Inc.

Date:	February 27, 2012